UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) October 2, 2007


                            SOUTH TEXAS OIL COMPANY
	      --------------------------------------------------
              (Exact name of Registrant as specified in charter)


            Nevada                  0-50732              74-2949620
-----------------------------     -----------         ----------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)         Identification)


       769 Highway 95N, Bastrop, TX                         78602
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 (Address of principal executive offices)                (Zip Code)


                 (512)772-2474 (Telephone) (512)263-5046 (Fax)
                  -------------------------------------------
                          (Issuer's telephone number)


               2802 Flintrock Trace, Suite 252, Austin, TX 78738
              ---------------------------------------------------
                 (Former address if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under  the  Exchange  Act   (17
    CFR 240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 40.14d-2(b))

[ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4 (c))

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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 30, 2007, Marlene Hutcheson resigned as the Chief Financial Officer of the Company to focus on other professional obligations. Ms. Hutcheson has not had any disagreements with management or the company on any matter relating to the company's operations, policies or practices. Ms. Hutcheson's resignation letter is attached as Exhibit 99.1.

Effective October 1, 2007 Mr. Rickey Cooksey was appointed as Chief Financial Officer of South Texas Oil. Mr. Cooksey is qualified as a CPA with over 24 years of experience in accounting.

Mr. Cooksey accepted an Offer of Employment effective October 1, 2007 which is attached as Exhibit 99.2. The initial ninety (90) day term of employment will be "at will". We agreed to provide Mr. Cooksey a base salary of $11,500 per month. In addition to the cash compensation earned by Mr. Cooksey, we granted Mr. Cooksey 5,000 shares as a signing bonus, a relocation allowance of $10,000 and an annual stock bonus of 10,000 shares. Mr. Cooksey will also be provided with employee benefits, fringe benefits and perquisites on a basis no less favorable than such benefits and perquisites are provided by the Company from time to time to the Company's other senior executives.

Pursuant to information required by Item 404(a) of Regulation S-B, as applicable (17 CFR 228.404(a)), there are no transactions during the last two years, or proposed transactions to which South Texas Oil Company was or is the party, in which Mr. Cooksey has or is to have a direct or indirect material interest in an amount exceeding $60,000.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

   (a) Financial Statements.

             Not applicable.

   (b) Pro Forma Financial Information.

             Not applicable.

   (c) Exhibits

Exhibit Number      Description
--------------	    --------------------------------------
99.1                Resignation Letter - Marlene Hutcheson
99.2                Offer of Employment - Rickey Cooksey

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2007

        South Texas Oil Company

        By: /s/ Murray N. Conradie
        -----------------------------
        Murray N. Conradie, Chief Executive Officer